Exhibit 10.31

EXECUTION VERSION

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

AMENDMENT NO. 1 TO

FIFTH AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

This AMENDMENT NO. 1 TO FIFTH AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this “Amendment”) is made and entered into as of October 8, 2020, by and among GUILD MORTGAGE COMPANY, a California corporation, as Borrower (“Borrower”), GUILD HOLDINGS COMPANY, a Delaware corporation (“GHC”), TEXAS CAPITAL BANK, NATIONAL ASSOCIATION, as Administrative Agent (“Agent”) and the Lenders and other parties referred to on the signature pages hereof.

R E C I T A L S

WHEREAS, reference is made to that certain Fifth Amended and Restated Loan and Security Agreement, dated as of June 6, 2020, by and among Borrower, Agent and the Lenders and other parties from time to time party thereto (the “Agreement”). All capitalized terms used herein, but not otherwise defined herein, shall have the meanings assigned to such terms in the Agreement.

WHEREAS, on September 22, 2020, Guild Mortgage Company, LLC, a Delaware limited liability company, changed its name to Guild Investors, LLC (“GILLC”).

WHEREAS, GHC and Borrower intend to carry out certain internal restructuring and other transactions, including (i) the contribution (the “Contribution”) by GILLC of 100% of the issued and outstanding equity interests of Borrower to GHC, (ii) the conversion (the “Conversion”) of Borrower from a California corporation to Guild Mortgage Company, LLC, a California limited liability company, (iii) the dissolution of GILLC, and (iv) the sale (the “Sale”) of shares of common stock of GHC to public investors.

WHEREAS, the Borrower, the Agent, and the Lenders have agreed to amend certain terms and conditions of the Agreement as provided herein.

NOW, THEREFORE, in consideration of the mutual promises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

ARTICLE 1

Amendments to the Agreement.

Section 1.1 Effective upon the consummation of the Contribution, Section 1.1 of the Agreement is hereby amended by adding the following definitions in appropriate alphabetical order:

““Board” means the board of directors of the Company.”

““Company” means Guild Holdings Company, a Delaware corporation, or its successor.”

““Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.”

““Investor” means, collectively, (i) [***], any other investment funds affiliated with [***], and any company or other entity controlled by, controlling or under common control with [***] or any such investment fund (other than any portfolio company) (the “[***] Investors”) and (ii) provided that the [***] Investors own [***] of the voting power of the Company, any Person that forms a group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act or any successor provision) with the [***] Investors and that, directly or indirectly, holds or acquires beneficial ownership of voting securities of the Company entitled to vote generally in the election of directors.”

““IPO Transactions” means, collectively, (i) the contribution (the “Contribution”) by Guild Investors, LLC, a Delaware limited liability company, of 100% of the issued and outstanding equity interests of Borrower to the Company, (ii) the conversion (the “Conversion”) of Borrower from a California corporation to Guild Mortgage Company, LLC, a California limited liability company, (iii) the dissolution of Guild Investors, LLC, a Delaware limited liability company, and (iv) the sale of common stock of the Company to public investors.”

Section 1.2 Effective upon the consummation of the Contribution, Section 1.1 of the Agreement is hereby amended by deleting the definition of “Change of Control” set forth therein in its entirety and by substituting the following in its stead:

““Change of Control” means the occurrence of any of the following events:

(a) An acquisition by any “person” or “group” (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of [***] or more of either (i) the then outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (ii) the combined voting power of the outstanding shares of voting stock of the Company entitled to vote generally in the election of directors (the “Outstanding Voting Stock”); provided, however, with respect to this clause (a), that the following shall not constitute a Change in Control: (1) any re-acquisition of Outstanding Voting Stock directly by the Company; (2) any acquisition by one or more Investors; or (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any entity controlled by the Company; or (b) an event or series of events by which the Company ceases to own one hundred percent (100.0%) of the equity securities in Borrower.

Notwithstanding anything to the contrary contained herein, the IPO Transactions shall not constitute a Change of Control.”

Section 1.3 Effective upon the consummation of the Conversion, Section 1.1 of the Agreement is hereby amended by deleting the definition of “Borrower” set forth therein in its entirety and by substituting the following in its stead:

““Borrower” means Guild Mortgage Company, LLC, a California limited liability company.”

Section 1.4 Effective upon the consummation of the Contribution, Section 8.9 of the Agreement is hereby amended by deleting clause (c) in its entirety.

Section 1.5 Effective upon the consummation of the Contribution, (1) GHC shall succeed to, and be substituted for, assume all obligations of, and may exercise every right and power of, GILLC under the Agreement, the Guaranty, and the other Loan Documents, with the same effect as GHC had been named as Guarantor in the Agreement, the Guaranty, and the other Loan Documents, and (2) GILLC shall be removed as a party to, no longer be deemed bound by, cease to have any rights under, and be otherwise released from all obligations and liabilities under, the Agreement and the other Loan Documents. For the avoidance of doubt, effective upon the consummation of the Contribution, references in the Agreement to “Guild Mortgage Company, LLC, a Delaware limited liability company” and “Guild Mortgage Company, LLC” are hereby replaced with “the Company”.

Section 1.6 By its execution hereof, GHC (1) acknowledges and agrees to the terms of this Amendment, (2) hereby ratifies, subject to and conditioned upon the consummation of the Contribution, the Agreement, the Guaranty, and the other Loan Documents, and Borrower’s indebtedness, liabilities, and/or obligations to Lenders thereunder as set forth therein and (3) agrees that it shall give notice of the consummation of the Contribution and the Conversion to Agent promptly following the date thereof.

ARTICLE 2

Miscellaneous.

Section 2.1 The amendments set forth in Article 1 of this Amendment and Section 2.3 of this Amendment shall automatically become effective upon the occurrence of the Contribution, provided that Agent shall have received, prior to or contemporaneously with the occurrence of the Contribution, (a) written approval from Ginnie Mae for the Contribution and the Sale, and (b) incumbency certificates and resolutions of the Board of Directors (or other governing body) of Guild Mortgage Company, LLC, a California limited liability company, and GHC which authorize such parties’ ratification, acknowledgment, and (as applicable) assumption of the Agreement, the Guaranty, and the other Loan Documents.

Section 2.2 This Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument. This Amendment shall be valid, binding and enforceable against a party only when executed by an authorized individual on behalf of the party by means of (i) an original, manual signature, or (ii) a faxed, electronic image scan transmission (e.g., “pdf” or “tif” via electronic mail) or photocopied manual signature. Each faxed, electronic image scan transmission (e.g., “pdf” or “tif” via electronic mail) or photocopied manual signature shall for all purposes have the same validity, legal effect and admissibility in evidence as an original manual signature.

Section 2.3 Agent and the Lenders hereby consent to the IPO Transactions and hereby agree that, notwithstanding anything to the contrary in the Agreement, the consummation of the IPO Transactions and any transaction related thereto shall not constitute a Default or an Event of Default.

Section 2.4 Except for the modifications set forth herein, the Loan Documents shall remain in full force and effect, all liens and security interests securing the Notes are hereby retained and preserved, and the liability of the Obligated Parties for repayment of the Notes and under the Loan Documents continues unaffected. This Amendment expresses the entire understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.

Section 2.5 Any determination that any provision of this Amendment or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this Amendment.

Section 2.6 This Amendment SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS (without reference to applicable rules of conflicts of Laws).

Section 2.7 This Amendment is executed and delivered by Borrower and GHC with the understanding that Lenders may fully rely and act upon the ratification and agreements herein in making advances pursuant to the Agreement. The parties executing this Amendment on behalf of Borrower and GHC each represent that they have been duly authorized to execute and deliver this letter and bind such respective party thereby.

Section 2.8 This Amendment represents the final agreement between the parties with respect to subject matter hereof, and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements between the parties. There are no unwritten oral agreements between the parties.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

BORROWER

GUILD MORTGAGE COMPANY, a California corporation

By:	/s/ Amber Elwell
Name: Amber Elwell
Title: CFO

COMPANY

GUILD HOLDINGS COMPANY, a Delaware corporation

By:	/s/ Amber Elwell
Name: Amber Elwell
Title: CFO

[Signature Page to Amendment No. 1]

ADMINISTRATIVE AGENT

TEXAS CAPITAL BANK, NATIONAL ASSOCIATION

By:	/s/ Aric Crouch
Name: Aric Crouch
Title: Vice President

[Signature Page to Amendment No. 1]

LENDERS

TEXAS CAPITAL BANK, NATIONAL ASSOCIATION

By:	/s/ Aric Crouch
Name: Aric Crouch
Title: Vice President

AMERIS BANK

By:	/s/ Gino Vezzani
Name:
Title:

PINNACLE BANK

By:	/s/ Scott Williams
Name:
Title:

COMMUNITY NATIONAL BANK

By:	/s/ Chris Hart
Name:
Title:

[Signature Page to Amendment No. 1]